SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549

                           FORM 8-K

                        CURRENT REPORT

                Pursuant to Section 13 or 15(d)
            of the Securities Exchange Act of 1934

               Date of Report - January 13, 2004

                      TOWER BANCORP, INC.
    (Exact name of registrant as specified in its charter)

 Pennsylvania                 2-89573          25-1445946
----------------         -----------------    --------------
(State or other           (Commission File    (IRS Employer
jurisdiction of                Number)        Identification
incorporation)                                    Number)


Center Square, Greencastle, Pennsylvania             17225
-----------------------------------------        -----------
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including
area code:  (717) 597-2137
            --------------


                              N/A
--------------------------------------------------------------
------------
(Former name or former address, if changed since last report)






















                  Page 1 of 8 Numbered Pages
               Index to Exhibits Found on Page 5
Item 1.   Changes in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.   Other Events.

          Not Applicable.

Item 6.   Resignations of Registrant's Directors.

          Not Applicable.

Item 7.   Financial Statements and Exhibits.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibit:

             99   News Release, dated January 13, 2004, of Tower Bancorp,
                    Inc.
             99.1  Balance Sheets December 31, 2003 and 2002
             99.2  Income Statements for the year ended
                    December 31, 2003 and 2002

Item 8.   Change in Fiscal Year.

          Not Applicable.

Item 9.   Regulation FD Disclosure.

          Not Applicable.

Item 10.  Amendments to the Registrant's Code of Ethics, or
          Waiver of a Provision of the Code of Ethics.

          Not Applicable.




                  Page 2 of 8 Numbered Pages
               Index to Exhibits Found on Page 5
Item 11.  Temporary Suspension of Trading Under Registrant's
          Employee Benefit Plans.

          Not Applicable.

Item 12.  Results of Operations and Financial Condition

          Tower Bancorp, Inc., parent company of The First
          National Bank of Greencastle, reports earnings of $ 1,257,505 or earnings per share of $ .73 for the quarter ended December 31, 2003.










































                  Page 3 of 8 Numbered Pages
               Index to Exhibits Found on Page 5
          Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              TOWER BANCORP, INC.
                              (Registrant)


Dated:  January 13, 2004     /s/ Franklin T. Klink, III
                             --------------------------------
                              Franklin T. Klink, III
                              Chief Financial Officer






































                  Page 4 of 8 Numbered Pages
               Index to Exhibits Found on Page 5
                         EXHIBIT INDEX


                                               Page Number
                                               In Manually
Exhibit                                      Signed Original

   99   News Release, dated January 13, 2004,
          of Tower Bancorp, Inc.                     6

   99.1  Balance Sheets December 31, 2003 and 2002

   99.2  Income Statements for the year ended December 31,
          2003 and 2002









































                  Page 5 of 8 Numbered Pages
               Index to Exhibits Found on Page 5
Exhibit 99


FOR IMMEDIATE RELEASE         FOR FURTHER INFORMATION:
                              Franklin T. Klink, III
                              Chief Financial Officer
                              (717) 597-2137


TOWER BANCORP, INC. REPORTS EARNINGS

GREENCASTLE, PA January 13, 2004 - Tower Bancorp, Inc., parent company of The First National Bank of Greencastle, reports

earnings of $ 1,257,505 or earnings per share of $ .73 for the quarter ended December 31, 2003.  This represents a 12%

increase over earnings from the fourth quarter of 2002.  For the year 2003, net income was $ 4,951,446 or $ 2.86 per share,

an increase of 2% over last year.

     Return on Equity and Return on Assets were 14.5% and

1.80%, respectively, for the year ending December 31, 2003.

     At year-end, total assets stood at $ 300,220,000, an

increase of 14% or $ 37,728,000 over year-end totals for 2002.

Total loans reached $ 213,554,000, an increase of $ 26,224,000 or 14%.  Total deposits were $ 206,458,000, an increase of

$ 19,085,000 or 10%.

     The above figures are based on unaudited financial

statements.  The First National Bank of Greencastle operates nine offices in the Greencastle, Chambersburg, Shady Grove,

Quincy, Laurich Estates, Mercersburg, Waynesboro, and

Maugansville areas.

                              ###


                  Page 6 of 8 Numbered Pages
               Index to Exhibits Found on Page 5
                                              Exhibit 99.1
                             TOWER BANCORP INC.
                         CONSOLIDATED BALANCE SHEET

               (UNAUDITED)                    12/31/2003       12/31/2002
ASSETS                                          (,000)           (,000)
------                                          ------           ------
CASH AND DUE FROM BANKS                          $    8,929       $    8,943
INTEREST BEARING BALANCES WITH BANKS                    675            1,644
FEDERAL FUNDS SOLD                                        0                0

INVESTMENTS                                          66,295           54,000

LOANS:                                              213,555          187,331
      RESERVE FOR LOAN LOSSES                    (    1,863)     (    1,632)

BANK PREMISES, FURNITURE & FIXTURES                   4,634            4,225
OTHER REAL ESTATE OWNED                                   0                0
OTHER ASSETS                                          7,995            7,981
                                                 ----------       ----------
TOTAL ASSETS                                     $  300,220       $  262,492
                                                 ==========       ==========
LIABILITIES AND CAPITAL
-----------------------
     DEMAND                                      $   17,905       $   13,112
     SAVINGS                                        117,758          105,562
     TIME                                            70,795           68,699
                                                 ----------       ----------
             TOTAL DEPOSITS:                     $  206,458       $  187,373

LIABILITIES FOR BORROWED MONEY                       34,138           28,108
FEDERAL FUNDS PURCHASED                              13,236           10,944
OTHER LIABILITIES                                     5,602            3,201
                                                 ----------       ----------
TOTAL LIABILITIES                                $  259,434       $  229,626
                                                 ----------       ----------

 EQUITY CAPTIAL
      CAPITAL STOCK:
      AUTHORIZED 5,000,000 SHARES
      OUTSTANDING 1,780,100 SHARES               $    2,225       $    2,225
SURPLUS                                               6,763            6,712
UNDIVIDED PROFITS                                    26,112           23,000
NET UNREALIZED GAIN (LOSS)                            7,007            2,195
LESS: TREASURY STOCK (45,595 SHARES)             (    1,321)     (     1,266)
                                                  ----------      ----------
TOTAL EQUITY CAPITAL                             $   40,786       $   32,866
                                                  ----------      ----------
TOTAL LIABILITIES AND CAPITAL                    $  300,220       $  262,492
                                                 ==========       ==========

        BOOK VALUE                               $    23.51       $    18.97

        CAPITAL / ASSET RATIO                         13.59%           12.52%

        LOAN / DEPOSIT RATIO                         103.44%           99.98%

                           Page 7 of 8 Numbered Pages
                        Index to Exhibits Found on Page 5

                                              Exhibit 99.2

                                  TOWER BANCORP INC.
                             CONSOLIDATED INCOME STATEMENT

(UNAUDITED)
                                                YEAR END                YEAR END
INTEREST INCOME                                 12-31-03                12-31-02
-----------------------------                 -------------           ------------
INTEREST AND FEES ON LOANS                      $     12,248,935       $     13,303,425
INTEREST ON INVESTMENT SECURITIES                      2,276,496              2,649,718
INTEREST ON FED FUNDS SOLD                                     0                      0
                                                ----------------       ----------------
                                                      14,525,431             15,953,143
INTEREST EXPENSE
-------------------------------
INTEREST ON DEPOSITS                                   2,641,757              3,797,053
INTEREST ON OTHER BORROWED MONEY                       1,716,802              1,550,969
                                                ----------------       ----------------
                                                       4,358,559              5,348,022
                                                ----------------       ----------------
NET INTEREST INCOME                                   10,166,872             10,605,121
PROVISION FOR LOAN LOSSES                                360,000                310,000
                                                ----------------       ----------------
NET INTEREST INCOME AFTER PROVISION                    9,806,872             10,295,121

OTHER INCOME:
INVESTMENT SERVICES & FEE INCOME                       1,243,612                937,392
OTHER OPERATING INCOME                                   386,822                657,825
INVESTMENT SECURITIES GAINS (LOSSES)                   3,142,784              1,719,879
                                                ----------------       ----------------
                                                       4,773,217              3,315,096
                                                ----------------       ----------------
OTHER EXPENSES:
SALARIES,WAGES AND OTHER BENEFITS                      3,891,400              3,521,533
OCCUPANCY EXPENSE                                        416,240                375,052
FURNITURE AND FIXTURE EXPENSE                            538,020                555,279
OTHER OPERATING EXPENSES                               3,256,412              2,693,953
                                                ----------------       ----------------
                                                       8,102,072              7,145,817
                                                ----------------       ----------------

INCOME BEFORE TAXES                                    6,478,017              6,464,400
APPLICABLE INCOME TAXES                                1,526,571              1,611,633
                                                ----------------       ----------------
NET INCOME                                      $      4,951,446        $     4,852,767
                                                ================        ===============

NET INCOME PER SHARE:                           $           2.86        $          2.79

NUMBER OF SHARES OUTSTANDING                           1,734,505              1,732,810




                           Page 8 of 8 Numbered Pages
                        Index to Exhibits Found on Page 5